UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 20, 2016

PRIMERICA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34680	27-1204330
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Primerica Parkway Duluth, Georgia 30099
(Address of Principal Executive Offices)

(770) 381-1000
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.Submission of Matters to a Vote of Security Holders.

The Company held its 2016 annual stockholders’ meeting on May 20, 2016.  There were 47,384,114 shares of common stock outstanding and entitled to be voted, and 43,613,962 of those shares (92.0% of the outstanding shares) were represented in person or by proxy, at the Annual Meeting.  The following is a summary of the proposals that were submitted to the stockholders for approval and a tabulation of votes with respect to each proposal:

Proposal 1 — Election of Eleven Directors

The results of the voting on the election of directors are set forth below. There were 5,135,158 broker non-votes (10.8% of the outstanding shares) for each director on this proposal.

Nominee	Votes For	Votes Withheld
	(% of voted shares)	(% of voted shares)
John A. Addison, Jr.	38,415,132 (88.1%)	63,672 (0.1%)
Joel M. Babbit	38,422,070 (88.1%)	56,734 (0.1%)
P. George Benson	38,422,099 (88.1%)	56,705 (0.1%)
Gary L. Crittenden	38,422,032 (88.1%)	56,772 (0.1%)
Cynthia N. Day	38,009,800 (87.2%)	469,004 (1.1%)
Mark Mason	38,418,604 (88.1%)	60,200 (0.1%)
Robert F. McCullough	38,418,479 (88.1%)	60,325 (0.1%)
Beatriz R. Perez	38,418,232 (88.1%)	60,572 (0.1%)
D. Richard Williams	38,262,598 (87.7%)	216,206 (0.5%)
Glenn J. Williams	38,415,327 (88.1%)	63,477 (0.1%)
Barbara A. Yastine	38,418,146 (88.1%)	60,658 (0.1%)

Accordingly, each of the eleven nominees received a majority of the votes cast in favor of that director’s election and was elected.

Proposal 2 — Re-Approval of the Material Terms of Performance-Based Compensation Under the Amended and Restated Primerica, Inc. Omnibus Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
(% of voted shares)	(% of voted shares)	(% of outstanding shares)
35,090,772 (80.5%)	3,324,092 (7.6%)	63,940 (0.1%)	5,135,158

Accordingly, at least a majority of votes cast on the re-approval of the material terms of performance-based compensation under the Amended and Restated Primerica, Inc. Omnibus Incentive Plan were in favor of the proposal.

Proposal 3 — Ratification of the Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
(% of voted shares)	(% of voted shares)	(% of outstanding shares)
43,408,033 (99.5%)	147,264 (0.3%)	58,665 (0.1%)	n/a

Accordingly, at least a majority of votes cast on the ratification of auditors were in favor of the proposal and the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2016		PRIMERICA, INC.

	By:	/s/ Stacey K. Geer
Stacey K. Geer
Executive Vice President, Chief Governance Officer and Deputy General Counsel